UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-10067
Eaton Vance Variable Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
 (Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance VT Floating-Rate Income Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011

Eaton Vance
VT Floating-Rate Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	27
Management and Organization	28
Important Notices	30

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Management’s Discussion of Fund Performance1

Economic and Market Conditions
The S&P/LSTA Leveraged Loan Index,2 the broad barometer for the floating-rate loan market, posted a total return of 1.52% for the 12 months ending December 31, 2011. Performance was dampened by the widespread uncertainty and volatility that affected virtually all global investment markets.

The period began on an upbeat note, with the floating-rate loan market generating strong gains and driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime-rate mutual funds, increased refinancing activity and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. Issuer fundamentals also improved as various measures of earnings growth rose. Furthermore, default rates remained low.

The loan market’s strong performance continued in April 2011, although it began to weaken in May and June of 2011, as the new issue supply of floating-rate loans increased and demand eased in response to growing uncertainty about the prospects for both the U.S. and global economies.

In late summer, the floating-rate loan market performed poorly, coming under significant pressure amid a darkening of macroeconomic headlines. In particular, the downgrade of the U.S. credit rating by Standard & Poor’s, renewed stress in the European sovereign debt saga and a number of disappointing global economic numbers provided a gloomy economic backdrop. Loans were also challenged by the Federal Reserve’s pledge to keep rates low for the foreseeable future, which resulted in a reversal of individual demand for the asset class. In the fourth quarter, the floating-rate loan market rebounded as investor outflows moderated alongside limited new issue supply.

Despite the somewhat uncertain economic backdrop, issuer fundamentals remained solid through the year. By December 31, 2011, the trailing 12-month default rate by principal amount in the loan market declined to a 54-month low, closing the period close to zero percent. Other credit metrics, such as earnings growth, leverage and waiver requests, were further indicators of fundamental improvement.

Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance VT Floating-Rate Income Fund at net asset value (NAV) had a total return of 2.54%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 1.52% during the period.

Relative to the Index, the Fund benefited from its general bias toward the higher-quality end of the floating-rate loan market because lower-quality B-rated6 loans and CCC-rated securities underperformed for the 12-month period overall. Although the Fund’s higher-quality positioning acted as a headwind early on when investors favored riskier segments of the floating-rate loan market, the emphasis on higher-quality securities bolstered performance during most of the second half when investors’ appetite for risk waned.

In terms of sector selection, results were favorable overall. The Fund was helped by its underweighted positions in publishing and radio/television, sectors that lagged the Index during the 12-month period. A slight overweighting in food/drug retailers and leisure goods/activities/movies also contributed to performance as these sectors outperformed the Index. The benefits of those positions more than offset what was lost by underweighting financial intermediaries, telecommunications and lodging and casinos, all of which outpaced the Index for the year.

The Fund’s comparatively broad diversification7 also aided relative performance versus the Index. The benchmark’s larger-cap, more-liquid names, which experienced the greatest selling pressure in the second half of the period, underperformed the floating-rate loan market as a whole for the 12-month period. Against that backdrop, the Fund’s diversification beyond the larger-cap more liquid issues was a positive contributor to performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Performance2,3

Portfolio Managers Scott H. Page, CFA; Craig P. Russ; Andrew Sveen, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

VT Floating-Rate Income Fund at NAV	5/2/01	2.54%	3.62%	3.35%

S&P/LSTA Leveraged Loan Index	—	1.52%	4.16%	4.95%

% Total Annual Operating Expense Ratios[4]

				1.15%

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in VT Floating-Rate Income Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Fund Profile

Top 10 Holdings (% of total investments)5

Intelsat Jackson Holdings SA	1.5%
SunGard Data Systems, Inc.	1.4
Community Health Systems, Inc.	1.4
Rite Aid Corp.	1.3
HCA, Inc.	1.3
Aramark Corp.	1.1
Del Monte Foods Co.	1.0
Asurion, LLC	1.0
Reynolds Group Holdings, Inc.	0.9
Calpine Corp.	0.9

Total	11.8%

Credit Quality (% of loan holdings) 6

Top 10 Sectors (% of total investments)5

Health Care	11.2%
Business Equipment and Services	11.1
Electronics/Electrical	5.8
Leisure Goods/Activities/Movies	5.3
Publishing	4.9
Automotive	4.7
Food Service	4.2
Food Products	4.1
Chemicals and Plastics	3.8
Cable and Satellite Television	3.5

Total	58.6%

See Endnotes and Additional Disclosures in this report.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is shown.

[7]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Beginning	Ending	Expenses Paid	Annualized
Account Value	Account Value	During Period*	Expense
(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
$1,000.00	$1,000.20	$5.90	1.17%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,019.30	$5.95	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. Expenses shown do not include insurance-related charges.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 96.4%(1)

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Aerospace and Defense — 1.8%

DAE Aviation Holdings, Inc.
Term Loan, 5.43%, Maturing July 31, 2014	$1,458	$1,419,508
Term Loan, 5.43%, Maturing July 31, 2014	1,525	1,485,079
Ducommun, Inc.
Term Loan, 5.50%, Maturing June 28, 2017	199	196,015
Dundee Holdco 4, Ltd.
Term Loan, 4.29%, Maturing May 15, 2015	617	515,488
Term Loan, 4.79%, Maturing May 13, 2016	617	515,489
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012	754	716,620
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	720	719,197
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	916	909,454

		$6,476,850

Air Transport — 0.3%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015	$444	$401,048
Orbitz Worldwide, Inc.
Term Loan, 3.39%, Maturing July 25, 2014	766	657,647

		$1,058,695

Automotive — 4.4%

Allison Transmission, Inc.
Term Loan, 2.78%, Maturing August 7, 2014	$2,779	$2,719,867
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017	2,091	1,983,596
Federal-Mogul Corp.
Term Loan, 2.21%, Maturing December 29, 2014	650	603,431
Term Loan, 2.22%, Maturing December 28, 2015	2,451	2,274,052
Goodyear Tire & Rubber Co.
Term Loan - Second Lien, 1.93%, Maturing April 30, 2014	3,025	2,926,688
HHI Holdings, LLC
Term Loan, 7.00%, Maturing March 21, 2017	223	221,079
Metaldyne Company, LLC
Term Loan, 5.25%, Maturing May 18, 2017	744	736,931
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018	633	636,500
Tenneco, Inc.
Term Loan, 5.27%, Maturing March 17, 2014	525	519,750
Tomkins, LLC
Term Loan, 4.25%, Maturing September 29, 2016	1,763	1,760,685
TriMas Corp.
Term Loan, 4.25%, Maturing June 21, 2017	473	470,262
Veyance Technologies, Inc.
Term Loan, 2.80%, Maturing July 31, 2014	124	114,963
Term Loan, 2.80%, Maturing July 31, 2014	863	802,645

		$15,770,449

Building and Development — 0.9%

Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018	$273	$271,402
Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016	721	722,183
NCI Building Systems, Inc.
Term Loan, 8.00%, Maturing April 18, 2014	83	80,700
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	2,038	2,037,728

		$3,112,013

Business Equipment and Services — 11.0%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018	$1,567	$1,529,906
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017	792	780,120
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016	1,408	1,251,519
Allied Security Holdings, LLC
Term Loan, 5.00%, Maturing February 3, 2017	496	496,870
Altegrity, Inc.
Term Loan, 3.04%, Maturing February 21, 2015	1,145	1,065,960
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017	350	349,563
Brand Energy and Infrastructure Services, Inc.
Term Loan, 3.80%, Maturing February 7, 2014	503	425,099
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016	1,485	1,489,641
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	521	506,733
ClientLogic Corp.
Term Loan, 7.14%, Maturing January 30, 2017	1,132	1,062,199
DynCorp International, LLC
Term Loan, 6.25%, Maturing July 7, 2016	311	306,535

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Business Equipment and Services (continued)

Education Management, LLC
Term Loan, 2.38%, Maturing June 3, 2013	$981	$929,188
Endurance International Group, Inc. (The)
Term Loan, 7.75%, Maturing December 20, 2017	325	324,188
Fidelity National Information Solutions, Inc.
Term Loan, 4.25%, Maturing July 18, 2016	1,084	1,086,550
Go Daddy Operating Company, LLC
Term Loan, 7.00%, Maturing December 17, 2018	673	674,491
IMS Health, Inc.
Term Loan, 4.50%, Maturing August 25, 2017	174	173,418
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017	1,418	1,401,924
Kronos, Inc.
Term Loan, Maturing December 21, 2017(2)	375	366,562
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	1,607	1,599,279
Meritas, LLC
Term Loan, 7.50%, Maturing July 28, 2017	356	350,906
N.E.W. Holdings I, LLC
Term Loan, 6.00%, Maturing March 23, 2016	1,758	1,630,891
Protection One Alarm Monitoring, Inc.
Term Loan, 6.00%, Maturing June 4, 2016	1,318	1,311,600
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018	2,139	2,106,231
Res-Care, Inc.
Term Loan, 7.25%, Maturing December 22, 2016	850	816,117
Sabre, Inc.
Term Loan, 2.33%, Maturing September 30, 2014	3,070	2,544,076
Sensus USA, Inc.
Term Loan, 4.75%, Maturing May 9, 2017	347	346,507
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016	272	272,760
SunGard Data Systems, Inc.
Term Loan, 2.03%, Maturing February 28, 2014	389	380,384
Term Loan, 3.78%, Maturing February 28, 2014	647	640,680
Term Loan, 4.00%, Maturing February 26, 2016	3,973	3,880,880
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017	846	837,821
Transaction Network Service, Inc.
Term Loan, 6.00%, Maturing November 18, 2015	898	895,107
TransUnion, LLC
Term Loan, 4.75%, Maturing February 12, 2018	1,836	1,834,977
Travelport, LLC
Term Loan, 2.87%, Maturing August 23, 2013	595	495,358
Term Loan, 3.08%, Maturing August 23, 2013	154	127,936
Term Loan, 4.87%, Maturing August 21, 2015	1,674	1,399,627
U.S. Security Holdings, Inc.
Term Loan, 1.50%, Maturing July 28, 2017(3)	53	52,357
Term Loan, 6.00%, Maturing July 28, 2017	271	268,179
West Corp.
Term Loan, 2.75%, Maturing October 24, 2013	307	305,666
Term Loan, 4.58%, Maturing July 15, 2016	748	744,824
Term Loan, 4.68%, Maturing July 15, 2016	1,822	1,815,071

		$38,877,700

Cable and Satellite Television — 3.5%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016	$525	$516,476
BBHI Acquisition, LLC
Term Loan, 4.50%, Maturing December 14, 2017	1,015	1,006,189
Cequel Communications, LLC
Term Loan, 2.27%, Maturing November 5, 2013	2,491	2,468,246
Charter Communications Operating, LLC
Term Loan, 3.83%, Maturing September 6, 2016	1,979	1,939,599
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018	249	247,506
Insight Midwest Holdings, LLC
Term Loan, 2.02%, Maturing April 7, 2014	1,983	1,965,877
MCC Iowa, LLC
Term Loan, 1.97%, Maturing January 30, 2015	1,919	1,815,247
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018	645	628,997
UPC Financing Partnership
Term Loan, 3.87%, Maturing December 30, 2016	753	728,266
Term Loan, 3.77%, Maturing December 29, 2017	1,000	966,250

		$12,282,653

Chemicals and Plastics — 3.8%

Arizona Chemical, Inc.
Term Loan, Maturing December 22, 2017(2)	$575	$576,797
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017	225	224,437
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016	371	369,885
Huntsman International, LLC
Term Loan, 1.93%, Maturing April 21, 2014	442	429,774
Term Loan, 2.88%, Maturing April 19, 2017	1,204	1,155,994

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Chemicals and Plastics (continued)

Ineos US Finance, LLC
Term Loan, 7.50%, Maturing December 16, 2013	$797	$816,416
Term Loan, 8.00%, Maturing December 16, 2014	798	817,430
Momentive Performance Materials, Inc. (Nautilus)
Term Loan, 3.81%, Maturing May 5, 2015	990	948,145
Momentive Specialty Chemicals, Inc.
Term Loan, 2.50%, Maturing May 3, 2013	491	476,046
Term Loan, 4.06%, Maturing May 5, 2015	690	666,074
Term Loan, 4.19%, Maturing May 5, 2015	781	749,953
Term Loan, 4.38%, Maturing May 5, 2015	292	282,403
Term Loan, 4.38%, Maturing May 5, 2015	478	456,015
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017	623	620,320
Omnova Solutions, Inc.
Term Loan, 5.75%, Maturing May 31, 2017	1,412	1,391,300
Solutia, Inc.
Term Loan, 3.50%, Maturing August 1, 2017	690	690,938
Styron S.A.R.L., LLC
Term Loan, 6.00%, Maturing August 2, 2017	1,832	1,585,773
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017	1,213	1,173,336

		$13,431,036

Conglomerates — 1.4%

Jason, Inc.
Term Loan, 8.25%, Maturing September 21, 2014	$115	$112,862
Term Loan, 7.75%, Maturing September 22, 2014	75	73,129
Term Loan, 8.25%, Maturing September 22, 2014	46	45,131
Rexnord Corp.
Term Loan, 2.56%, Maturing July 19, 2013	1,634	1,607,340
RGIS Holdings, LLC
Term Loan, 3.08%, Maturing April 30, 2014	23	22,481
Term Loan, 3.08%, Maturing April 30, 2014	934	908,475
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016	1,002	1,003,608
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	1,047	1,041,048

		$4,814,074

Containers and Glass Products — 2.8%

Berry Plastics Corp.
Term Loan, 2.28%, Maturing April 3, 2015	$1,808	$1,728,339
BWAY Corp.
Term Loan, 4.50%, Maturing February 23, 2018	117	115,642
Term Loan, 4.50%, Maturing February 23, 2018	1,269	1,254,492
Consolidated Container Co., LLC
Term Loan, 2.56%, Maturing March 28, 2014	669	628,507
Graphic Packaging International, Inc.
Term Loan, 2.39%, Maturing May 16, 2014	2,255	2,246,777
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017	322	319,337
Reynolds Group Holdings, Inc.
Term Loan, 6.50%, Maturing February 9, 2018	1,939	1,924,555
Term Loan, 6.50%, Maturing August 9, 2018	1,357	1,351,331
TricorBraun, Inc.
Term Loan, 2.52%, Maturing July 31, 2013	526	501,420

		$10,070,400

Cosmetics / Toiletries — 0.9%

Bausch & Lomb, Inc.
Term Loan, 3.77%, Maturing April 24, 2015	$1,854	$1,815,715
Huish Detergents, Inc.
Term Loan, 2.26%, Maturing April 25, 2014	573	509,254
Prestige Brands, Inc.
Term Loan, 4.75%, Maturing March 24, 2016	812	808,332

		$3,133,301

Drugs — 1.0%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	$743	$731,363
Capsugel Holdings US, Inc.
Term Loan, 5.25%, Maturing August 1, 2018	623	625,308
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018	470	470,375
Warner Chilcott Co., LLC
Term Loan, 4.25%, Maturing March 15, 2018	386	381,560
Term Loan, 4.25%, Maturing March 15, 2018	771	763,119
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018	530	524,644

		$3,496,369

Ecological Services and Equipment — 0.2%

Synagro Technologies, Inc.
Term Loan, 2.28%, Maturing April 2, 2014	$644	$553,782

		$553,782

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Electronics / Electrical — 5.7%

Aeroflex, Inc.
Term Loan, 4.25%, Maturing May 9, 2018	$299	$282,082
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	1,454	1,448,611
Attachmate Corp.
Term Loan, 6.50%, Maturing April 27, 2017	494	485,109
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018	1,489	1,482,546
Datatel, Inc.
Term Loan, Maturing July 13, 2018(2)	600	601,125
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	771	759,562
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	1,294	1,221,280
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016	569	537,704
Freescale Semiconductor, Inc.
Term Loan, 4.52%, Maturing December 1, 2016	1,870	1,804,805
Infor Enterprise Solutions Holdings
Term Loan, 6.05%, Maturing July 28, 2015	646	607,889
Term Loan, 6.05%, Maturing July 28, 2015	1,074	1,020,103
Term Loan - Second Lien, 6.54%, Maturing March 3, 2014	367	298,222
Term Loan - Second Lien, 6.55%, Maturing March 3, 2014	633	516,393
Microsemi Corp.
Term Loan, 5.75%, Maturing February 2, 2018	723	724,995
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018	424	424,997
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	1,290	1,230,576
Term Loan, 5.50%, Maturing March 3, 2017	474	460,487
SafeNet, Inc.
Term Loan, 2.80%, Maturing April 12, 2014	708	681,161
Sensata Technologies Finance Co., LLC
Term Loan, 4.00%, Maturing May 11, 2018	1,766	1,752,879
Serena Software, Inc.
Term Loan, 4.54%, Maturing March 10, 2016	1,648	1,558,441
Shield Finance Co. S.A.R.L.
Term Loan, 7.75%, Maturing June 15, 2016	406	405,875
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016	323	321,758
VeriFone Inc.
Term Loan, 4.25%, Maturing December 31, 2018	225	225,141
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	495	484,689
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	950	881,125

		$20,217,555

Equipment Leasing — 0.8%

BakerCorp. International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	$424	$420,493
Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016	500	503,250
International Lease Finance Corp.
Term Loan, 6.75%, Maturing March 17, 2015	2,000	2,012,084

		$2,935,827

Farming / Agriculture — 0.1%

Earthbound Holdings III, LLC
Term Loan, 5.50%, Maturing December 21, 2016	$297	$293,288

		$293,288

Financial Intermediaries — 3.2%

Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 8, 2017	$575	$554,875
CB Richard Ellis Services, Inc.
Term Loan, 3.55%, Maturing March 5, 2018	320	313,159
Term Loan, 3.78%, Maturing September 4, 2019	302	295,761
Citco III, Ltd.
Term Loan, 6.25%, Maturing June 29, 2018	821	783,936
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016	570	569,220
First Data Corp.
Term Loan, 3.04%, Maturing September 24, 2014	492	445,275
Term Loan, 3.04%, Maturing September 24, 2014	500	452,312
Term Loan, 3.04%, Maturing September 24, 2014	514	465,921
Term Loan, 4.29%, Maturing March 23, 2018	830	697,833
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.31%, Maturing December 5, 2016	983	946,449
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	472	472,079
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	457	450,640
LPL Holdings, Inc.
Term Loan, 2.11%, Maturing June 28, 2013	588	586,721
Term Loan, 4.25%, Maturing June 25, 2015	1,850	1,859,551

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Financial Intermediaries (continued)

Mercury Payment Systems Canada, LLC
Term Loan, 6.50%, Maturing July 3, 2017	$323	$323,375
Mondrian Investment Partners, Ltd.
Term Loan, 5.50%, Maturing July 12, 2018	460	460,164
Nuveen Investments, Inc.
Term Loan, 3.51%, Maturing November 13, 2014	664	634,980
Term Loan, 6.01%, Maturing May 12, 2017	776	748,196
RJO Holdings Corp.
Term Loan, 6.29%, Maturing December 10, 2015(4)	7	6,107
Term Loan, 7.04%, Maturing December 10, 2015(4)	237	179,323

		$11,245,877

Food Products — 4.1%

Dean Foods Co.
Term Loan, 2.08%, Maturing April 2, 2014	$2,148	$2,055,150
Del Monte Foods Co.
Term Loan, 4.50%, Maturing March 8, 2018	3,657	3,482,935
Dole Food Co., Inc.
Term Loan, 5.04%, Maturing July 6, 2018	488	486,712
High Liner Foods, Inc.
Term Loan, 7.75%, Maturing January 3, 2018	250	248,750
JBS USA Holdings, Inc.
Term Loan, 4.25%, Maturing May 25, 2018	995	972,612
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018	1,285	1,270,412
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017	2,352	2,332,320
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016	705	703,429
Pinnacle Foods Holdings Corp.
Term Loan, 2.80%, Maturing April 2, 2014	2,036	1,991,086
Solvest, Ltd.
Term Loan, 5.03%, Maturing July 6, 2018	905	903,893

		$14,447,299

Food Service — 4.2%

Aramark Corp.
Term Loan, 2.17%, Maturing January 27, 2014	$48	$47,381
Term Loan, 2.45%, Maturing January 27, 2014	898	880,703
Term Loan, 3.49%, Maturing July 26, 2016	185	180,943
Term Loan, 3.83%, Maturing July 26, 2016	2,816	2,751,352
Buffets, Inc.
Term Loan, 11.66%, Maturing April 22, 2015(4)(5)	116	52,979
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016	2,083	2,050,891
DineEquity, Inc.
Term Loan, 4.27%, Maturing October 19, 2017	1,620	1,599,854
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017	1,891	1,865,459
JRD Holdings, Inc.
Term Loan, 2.55%, Maturing July 2, 2014	2,041	2,013,908
OSI Restaurant Partners, LLC
Term Loan, 2.74%, Maturing June 14, 2013	247	234,964
Term Loan, 2.74%, Maturing June 14, 2014	2,376	2,257,603
U.S. Foodservice, Inc.
Term Loan, 2.79%, Maturing July 3, 2014	990	918,066

		$14,854,103

Food / Drug Retailers — 2.9%

General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	$2,250	$2,227,500
Pantry, Inc. (The)
Term Loan, 2.05%, Maturing May 15, 2014	514	499,151
Rite Aid Corp.
Term Loan, 2.04%, Maturing June 4, 2014	3,870	3,675,567
Term Loan, 4.50%, Maturing March 2, 2018	996	953,377
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013	1,549	1,548,709
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018	1,588	1,559,416

		$10,463,720

Health Care — 11.1%

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017	$250	$243,750
Term Loan, 4.50%, Maturing June 30, 2017	1,197	1,171,938
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 18, 2015	324	322,154
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015	384	381,031
Term Loan, 8.50%, Maturing April 14, 2015	384	381,031
Biomet, Inc.
Term Loan, 3.47%, Maturing March 25, 2015	3,001	2,928,965
CareStream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017	992	899,321
Catalent Pharma Solutions
Term Loan, 2.55%, Maturing April 10, 2014	2,280	2,199,512

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Health Care (continued)

Community Health Systems, Inc.
Term Loan, 2.55%, Maturing July 25, 2014	$49	$47,738
Term Loan, 2.76%, Maturing July 25, 2014	3,269	3,179,567
Term Loan, 3.96%, Maturing January 25, 2017	1,583	1,534,588
ConMed Corp.
Term Loan, 1.80%, Maturing April 12, 2013	629	616,901
ConvaTec, Inc.
Term Loan, 5.75%, Maturing December 22, 2016	297	295,326
CRC Health Corp.
Term Loan, 5.08%, Maturing November 16, 2015	1,487	1,386,715
Fenwal, Inc.
Term Loan, 2.77%, Maturing February 28, 2014	142	133,492
Term Loan, 2.77%, Maturing February 28, 2014	828	778,473
Grifols, Inc.
Term Loan, 6.00%, Maturing June 1, 2017	896	894,661
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016	594	574,695
HCA, Inc.
Term Loan, 3.83%, Maturing March 31, 2017	4,772	4,539,836
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	725	722,459
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018	819	792,201
Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018	324	326,484
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	495	474,804
Term Loan, 6.75%, Maturing May 15, 2018	620	595,500
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	546	510,408
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016	1,549	1,546,237
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017	423	401,731
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	1,926	1,841,443
Pharmaceutical Products Development
Term Loan, 6.25%, Maturing December 5, 2018	875	873,906
Physiotherapy Associates, Inc.
Term Loan, 7.50%, Maturing June 27, 2013	454	451,562
Prime Healthcare Services, Inc.
Term Loan, 7.25%, Maturing April 22, 2015	853	822,714
Renal Advantage Holdings, Inc.
Term Loan, 5.75%, Maturing December 16, 2016	322	321,951
Select Medical Corp.
Term Loan, 5.50%, Maturing May 25, 2018	1,468	1,404,028
Sunrise Medical Holdings, Inc.
Term Loan, 7.00%, Maturing May 13, 2014	341	315,634
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	721	710,855
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016	1,984	1,982,931
Vanguard Health Holding Co., II, LLC
Term Loan, 5.00%, Maturing January 29, 2016	995	978,009
VWR Funding, Inc.
Term Loan, 2.80%, Maturing June 30, 2014	1,763	1,697,189

		$39,279,740

Home Furnishings — 0.9%

Hunter Fan Co.
Term Loan, 2.79%, Maturing April 16, 2014	$198	$181,721
National Bedding Co., LLC
Term Loan - Second Lien, 5.50%, Maturing February 28, 2014	1,291	1,261,839
Oreck Corp.
Term Loan - Second Lien, 4.07%, Maturing March 19, 2016(4)	93	83,580
Yankee Candle Co., Inc. (The)
Term Loan, 2.55%, Maturing February 6, 2014	1,742	1,722,082

		$3,249,222

Industrial Equipment — 1.4%

Butterfly Wendel US, Inc.
Term Loan, 3.44%, Maturing June 23, 2014	$418	$415,743
Term Loan, 4.19%, Maturing June 22, 2015	571	567,256
Colfax Corp.
Term Loan, Maturing December 7, 2018(2)	575	575,988
Kinetek Acquisitions Corp.
Term Loan, 3.08%, Maturing November 11, 2013	42	38,034
Term Loan, 3.08%, Maturing November 11, 2013	410	375,001
Manitowoc Co., Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017	270	267,050
Polypore, Inc.
Term Loan, 2.30%, Maturing July 3, 2014	2,042	1,999,746
Tank Intermediate Holding Corp.
Term Loan, 5.00%, Maturing April 15, 2016	453	452,264

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Industrial Equipment (continued)

Terex Corp.
Term Loan, 5.50%, Maturing April 28, 2017	$349	$351,016

		$5,042,098

Insurance — 3.1%

Alliant Holdings I, Inc.
Term Loan, 3.58%, Maturing August 21, 2014	$974	$950,907
Asurion, LLC
Term Loan, 5.50%, Maturing May 24, 2018	2,897	2,860,383
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019	550	544,500
C.G. JCF Corp.
Term Loan, 3.30%, Maturing August 1, 2014	340	330,030
CCC Information Services, Inc.
Term Loan, 5.50%, Maturing November 11, 2015	619	619,008
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016	425	424,817
HUB International Holdings, Inc.
Term Loan, 3.08%, Maturing June 13, 2014	631	605,540
Term Loan, 3.08%, Maturing June 13, 2014	1,432	1,374,304
Term Loan, 6.75%, Maturing June 13, 2014	855	851,036
U.S.I. Holdings Corp.
Term Loan, 2.80%, Maturing May 5, 2014	1,423	1,366,006
Term Loan, 7.00%, Maturing May 5, 2014	977	975,056

		$10,901,587

Leisure Goods / Activities / Movies — 5.2%

AMC Entertainment, Inc.
Term Loan, 3.55%, Maturing December 15, 2016	$2,014	$1,975,269
AMC Networks, Inc.
Term Loan, 4.00%, Maturing December 31, 2018	672	666,588
Bombardier Recreational Products
Term Loan, 2.90%, Maturing June 28, 2013	1,493	1,471,008
Bright Horizons Family Solutions, Inc.
Term Loan, 4.30%, Maturing May 28, 2015	769	763,908
Carmike Cinemas, Inc.
Term Loan, 5.50%, Maturing January 27, 2016	1,714	1,704,299
Cinemark USA, Inc.
Term Loan, 3.62%, Maturing April 29, 2016	1,897	1,889,573
Clubcorp Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016	546	546,096
Deluxe Entertainment Services Group, Inc.
Term Loan, 6.25%, Maturing May 11, 2013	63	63,093
Term Loan, 6.25%, Maturing May 11, 2013	861	858,070
Fender Musical Instruments Corp.
Term Loan, 2.55%, Maturing June 9, 2014	586	540,367
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	990	986,616
Regal Cinemas Corp.
Term Loan, 3.58%, Maturing August 23, 2017	2,574	2,557,377
Revolution Studios Distribution Co., LLC
Term Loan, 4.05%, Maturing December 21, 2014	505	368,608
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.05%, Maturing February 17, 2016	491	483,809
Term Loan, 4.00%, Maturing August 17, 2017	455	453,579
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018	950	947,031
Town Sports International, Inc.
Term Loan, 7.00%, Maturing May 11, 2018	486	483,211
Zuffa, LLC
Term Loan, 2.31%, Maturing June 19, 2015	1,705	1,635,862

		$18,394,364

Lodging and Casinos — 1.7%

Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018	$496	$496,663
Caesars Entertainment Operating Co.
Term Loan, 3.37%, Maturing January 28, 2015	1,417	1,235,709
Term Loan, 3.42%, Maturing January 28, 2015	995	865,484
Herbst Gaming, Inc.
Term Loan, 10.00%, Maturing December 31, 2015	728	731,595
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013	447	444,574
Las Vegas Sands, LLC
Term Loan, 2.93%, Maturing November 23, 2016	1,281	1,231,680
Penn National Gaming, Inc.
Term Loan, 3.75%, Maturing July 16, 2018	572	574,760
Tropicana Entertainment, Inc.
Term Loan, 15.00%, Maturing March 8, 2013	296	324,365

		$5,904,830

Nonferrous Metals / Minerals — 1.6%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017	$2,255	$2,255,250
Noranda Aluminum Acquisition Corp.
Term Loan, 2.05%, Maturing May 16, 2014	309	305,595

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Nonferrous Metals / Minerals (continued)

Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	$299	$294,911
Term Loan, 3.75%, Maturing March 10, 2017	1,188	1,170,774
Oxbow Carbon and Mineral Holdings, LLC
Term Loan, 3.93%, Maturing May 8, 2016	1,812	1,764,819

		$5,791,349

Oil and Gas — 1.7%

Buffalo Gulf Coast Terminals, LLC
Term Loan, 7.50%, Maturing October 31, 2017	$249	$250,622
CITGO Petroleum Corp.
Term Loan, 8.00%, Maturing June 24, 2015	97	97,621
Term Loan, 9.00%, Maturing June 23, 2017	1,231	1,255,259
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016	1,927	1,905,919
Gibson Energy
Term Loan, 5.75%, Maturing June 15, 2018	1,020	1,021,575
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	1,570	1,567,895

		$6,098,891

Publishing — 4.4%

Ascend Learning
Term Loan, 7.10%, Maturing December 6, 2016	$965	$943,536
Black Press US Partnership
Term Loan, 2.52%, Maturing August 2, 2013	254	227,677
Term Loan, 2.52%, Maturing August 2, 2013	419	374,998
GateHouse Media Operating, Inc.
Term Loan, 2.30%, Maturing August 28, 2014	858	194,945
Term Loan, 2.30%, Maturing August 28, 2014	2,206	500,905
Term Loan, 2.55%, Maturing August 28, 2014	988	224,468
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016	2,697	2,705,883
Instant Web, Inc.
Term Loan, 3.67%, Maturing August 7, 2014	75	70,630
Term Loan, 3.67%, Maturing August 7, 2014	717	677,558
Interactive Data Corp.
Term Loan, 4.50%, Maturing February 12, 2018	1,535	1,522,111
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018	1,607	1,501,045
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014	468	438,743
Nelson Education, Ltd.
Term Loan, 3.08%, Maturing July 3, 2014	324	260,857
Newspaper Holdings, Inc.
Term Loan, 1.94%, Maturing July 24, 2014	292	217,724
Nielsen Finance, LLC
Term Loan, 4.03%, Maturing May 2, 2016	2,422	2,396,592
SGS International, Inc.
Term Loan, 3.80%, Maturing September 30, 2013	178	176,437
Term Loan, 3.80%, Maturing September 30, 2013	2,298	2,274,820
Source Interlink Companies, Inc.
Term Loan, 7.25%, Maturing June 18, 2013	448	430,888
Term Loan, 15.00%, Maturing March 18, 2014(5)	330	305,268
Star Tribune Co. (The)
Term Loan, 8.00%, Maturing September 28, 2014	125	115,425
Term Loan, 8.00%, Maturing September 29, 2014	112	110,964

		$15,671,474

Radio and Television — 2.2%

Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018	$2,050	$2,011,136
Entercom Radio, LLC
Term Loan, 6.27%, Maturing November 23, 2018	250	250,417
Lin Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018	250	249,062
Local TV Finance, LLC
Term Loan, 2.30%, Maturing May 7, 2013	824	796,614
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016	992	989,988
Raycom TV Broadcasting, LLC
Term Loan, 4.50%, Maturing May 31, 2017	448	429,840
Sinclair Television Group, Inc.
Term Loan, Maturing December 15, 2016(2)	325	324,992
Univision Communications, Inc.
Term Loan, 2.30%, Maturing September 29, 2014	1,056	1,011,224
Term Loan, 4.55%, Maturing March 31, 2017	2,047	1,833,128

		$7,896,401

Retailers (Except Food and Drug) — 3.1%

99 Cents Only Store
Term Loan, Maturing December 28, 2018(2)	$200	$198,250
Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017	667	664,480
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018	647	633,815
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017	763	764,133

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018	$796	$749,832
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018	1,169	1,125,283
Michael Stores, Inc.
Term Loan, 5.02%, Maturing July 29, 2016	926	911,011
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018	1,525	1,475,120
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017	1,510	1,475,376
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018	850	850,346
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017	465	460,049
Service Master Co.
Term Loan, 2.80%, Maturing July 24, 2014	89	85,485
Term Loan, 2.83%, Maturing July 24, 2014	898	858,410
Visant Holding Corp.
Term Loan, 5.26%, Maturing December 22, 2016	612	575,488

		$10,827,078

Steel — 0.2%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	$323	$320,345
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018	498	491,281

		$811,626

Surface Transport — 0.8%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018	$1,165	$1,146,256
Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016	1,768	1,774,246

		$2,920,502

Telecommunications — 3.3%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016	$767	$720,576
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018	5,423	5,411,454
MetroPCS Wireless
Term Loan, 4.06%, Maturing March 16, 2018	2,925	2,852,362
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	448	445,791
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017	619	619,523
Telesat Canada
Term Loan, 3.30%, Maturing October 31, 2014	141	140,275
Term Loan, 3.30%, Maturing October 31, 2014	1,646	1,632,991

		$11,822,972

Utilities — 2.7%

AES Corp.
Term Loan, 4.25%, Maturing June 1, 2018	$1,265	$1,266,031
BRSP, LLC
Term Loan, 7.50%, Maturing June 4, 2014	757	760,865
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018	473	464,551
Term Loan, 4.50%, Maturing April 2, 2018	2,829	2,776,768
Covanta Energy Corp.
Term Loan, 1.81%, Maturing February 10, 2014	414	407,856
Term Loan, 1.98%, Maturing February 10, 2014	214	210,804
Dynegy Holdings, Inc.
Term Loan, 9.25%, Maturing August 4, 2016	249	252,056
Term Loan, 9.25%, Maturing August 4, 2016	449	456,650
EquiPower Resources Holdings, LLC
Term Loan, 5.75%, Maturing January 26, 2018	241	228,868
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018	1,443	1,441,848
Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.78%, Maturing October 10, 2017	2,261	1,439,645

		$9,705,942

Total Senior Floating-Rate Interests
(identified cost $347,209,624)		$341,853,067

Corporate Bonds & Notes — 0.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Containers and Glass Products — 0.3%

Berry Plastics Corp., Sr. Notes
5.153%, 2/15/15(6)	$1,000	$992,500

		$992,500

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Utilities — 0.4%

Calpine Corp., Sr. Notes
7.875%, 1/15/23(7)	$1,475	$1,593,000

		$1,593,000

Total Corporate Bonds & Notes
(identified cost $2,445,973)		$2,585,500

Common Stocks — 1.0%

Security	Shares	Value

Automotive — 0.2%

Dayco Products, LLC(8)(9)	15,250	$621,438

		$621,438

Diversified Manufacturing — 0.0%(10)

MEGA Brands, Inc.(9)	14,825	$118,738

		$118,738

Financial Intermediaries — 0.0%(10)

RTS Investor Corp.(4)(8)(9)	82	$21,689

		$21,689

Food Service — 0.0%

Buffets, Inc.(4)(9)	20,871	$0

		$0

Home Furnishings — 0.0%(10)

Oreck Corp.(4)(8)(9)	1,658	$116,408

		$116,408

Lodging and Casinos — 0.4%

Herbst Gaming, Inc.(4)(8)(9)	41,797	$255,380
Tropicana Entertainment, Inc.(8)(9)	71,982	986,751

		$1,242,131

Publishing — 0.4%

Ion Media Networks, Inc.(4)(8)(9)	399	$319,200
MediaNews Group, Inc.(4)(8)(9)	45,600	902,426
Source Interlink Companies, Inc.(4)(8)(9)	1,145	7,122
Star Tribune Media Holdings Co.(8)(9)	4,060	125,183
SuperMedia, Inc.(8)(9)	14,751	38,943

		$1,392,874

Total Common Stocks
(identified cost $3,267,754)		$3,513,278

Short-Term Investments — 0.6%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/12	$2,106	$2,105,755

Total Short-Term Investments
(identified cost $2,105,755)		$2,105,755

Total Investments — 98.7%
(identified cost $355,029,106)		$350,057,600

Less Unfunded Loan Commitments — (0.0)%(10)		$(52,975)

Net Investments — 98.7%
(identified cost $354,976,131)		$350,004,625

Other Assets, Less Liabilities — 1.3%		$4,687,186

Net Assets — 100.0%		$354,691,811

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after December 31, 2011, at which time the interest rate will be determined.

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Portfolio of Investments — continued

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(6)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2011.

(7)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2011, the aggregate value of these securities is $1,593,000 or 0.4% of the Fund’s net assets.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Non-income producing security.

(10)	Amount is less than 0.05%.

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $354,976,131)	$350,004,625
Cash	6,707,612
Interest receivable	1,058,048
Receivable for investments sold	504,872
Receivable for Fund shares sold	22,407
Prepaid expenses	15,547

Total assets	$358,313,111

Liabilities

Payable for investments purchased	$2,797,500
Payable for Fund shares redeemed	308,495
Payable to affiliates:
Investment adviser fee	174,085
Distribution fees	75,689
Trustees’ fees	3,288
Payable for shareholder servicing fees	151,107
Accrued expenses	111,136

Total liabilities	$3,621,300

Net Assets	$354,691,811

Sources of Net Assets

Paid-in capital	$351,825,393
Accumulated net realized gain	6,258,030
Accumulated undistributed net investment income	1,579,894
Net unrealized depreciation	(4,971,506)

Total	$354,691,811

Net Asset Value, Offering Price and Redemption Price Per Share

($354,691,811 ÷ 38,139,835 shares of beneficial interest outstanding)	$9.30

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest and other income	$20,632,448

Total investment income	$20,632,448

Expenses

Investment adviser fee	$2,193,830
Distribution fees	953,839
Shareholder servicing fees	917,049
Trustees’ fees and expenses	12,491
Custodian fee	244,273
Transfer and dividend disbursing agent fees	12,995
Legal and accounting services	64,417
Printing and postage	11,667
Miscellaneous	49,214

Total expenses	$4,459,775

Deduct —
Reduction of custodian fee	$259

Total expense reductions	$259

Net expenses	$4,459,516

Net investment income	$16,172,932

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$6,728,763

Net realized gain	$6,728,763

Change in unrealized appreciation (depreciation) —
Investments	$(14,916,842)

Net change in unrealized appreciation (depreciation)	$(14,916,842)

Net realized and unrealized loss	$(8,188,079)

Net increase in net assets from operations	$7,984,853

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$16,172,932	$28,575,431
Net realized gain from investment transactions	6,728,763	12,258,899
Net change in unrealized appreciation (depreciation) from investments	(14,916,842)	29,744,272

Net increase in net assets from operations	$7,984,853	$70,578,602

Distributions to shareholders —
From net investment income	$(16,122,510)	$(28,941,398)

Total distributions to shareholders	$(16,122,510)	$(28,941,398)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$69,458,481	$127,655,278
Net asset value of shares issued to shareholders in payment of distributions declared	16,122,510	28,941,398
Cost of shares redeemed	(76,848,077)	(1,076,346,164)

Net increase (decrease) in net assets from Fund share transactions	$8,732,914	$(919,749,488)

Net increase (decrease) in net assets	$595,257	$(878,112,284)

Net Assets

At beginning of year	$354,096,554	$1,232,208,838

At end of year	$354,691,811	$354,096,554

Accumulated undistributed net investment income included in net assets

At end of year	$1,579,894	$455,450

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Financial Highlights

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.460	$9.050	$6.580	$9.580	$10.040

Income (Loss) From Operations

Net investment income(1)	$0.399	$0.369	$0.399	$0.501	$0.622
Net realized and unrealized gain (loss)	(0.161)	0.442	2.467	(3.006)	(0.459)

Total income (loss) from operations	$0.238	$0.811	$2.866	$(2.505)	$0.163

Less Distributions

From net investment income	$(0.398)	$(0.401)	$(0.396)	$(0.495)	$(0.623)
Tax return of capital	—	—	—	—	(0.000	)(2)

Total distributions	$(0.398)	$(0.401)	$(0.396)	$(0.495)	$(0.623)

Net asset value — End of year	$9.300	$9.460	$9.050	$6.580	$9.580

Total Return(3)	2.54%	9.12%	44.29%	(27.17)%	1.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$354,692	$354,097	$1,232,209	$619,917	$705,291
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.17%	1.15%	1.15%	1.20%	1.14%
Expenses after custodian fee reduction	1.17%	1.15%	1.15%	1.19%	1.12%
Net investment income	4.24%	3.98%	4.82%	5.80%	6.30%
Portfolio Turnover	53%	35%	26%	16%	45%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.001.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

See Notes to Financial Statements.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Notes to Financial Statements — continued

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$16,122,510	$28,941,398

During the year ended December 31, 2011, accumulated net realized gain was decreased by $1,074,024, accumulated undistributed net investment income was increased by $1,074,022 and paid-in capital was increased by $2 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,243,324
Undistributed long-term capital gains	$4,632,085
Net unrealized depreciation	$(5,008,991)

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and the tax treatment of short-term capital gains.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2011, the investment adviser fee amounted to $2,193,830 or 0.575% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2011 amounted to $953,839. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5 Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2011, shareholder servicing fees were equivalent to 0.24% per annum of the Fund’s average daily net assets and amounted to $917,049.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $208,223,876 and $194,834,347, respectively, for the year ended December 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,

	2011	2010

Sales	7,273,789	13,754,788
Issued to shareholders electing to receive payments of distributions in Fund shares	1,711,754	3,117,817
Redemptions	(8,260,009)	(115,590,646)

Net increase (decrease)	725,534	(98,718,041)

At December 31, 2011, separate accounts of 2 insurance companies each owned more than 10% of the outstanding shares of the Fund aggregating 92%.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Notes to Financial Statements — continued

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$355,013,616

Gross unrealized appreciation	$5,186,569
Gross unrealized depreciation	(10,195,560)

Net unrealized depreciation	$(5,008,991)

9 Line of Credit

The Fund participates with other portfolios managed by EVM and its affiliates in a $900 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated between the Fund and the other participating portfolios at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings during the year ended December 31, 2011.

10 Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Comitments)	$—	$341,478,103	$321,989	$341,800,092
Corporate Bonds & Notes	—	2,585,500	—	2,585,500
Common Stocks	157,681	1,733,372	1,622,225	3,513,278
Short-Term Investments	—	2,105,755	—	2,105,755

Total Investments	$157,681	$347,902,730	$1,944,214	$350,004,625

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-Rate	in Common
	Interests	Stocks	Total

Balance as of December 31, 2010	$1,776,313	$3,988,435	$5,764,748
Realized gains (losses)	(2,075)	693,080	691,005
Change in net unrealized appreciation (depreciation)*	15,789	(264,519)	(248,730)
Cost of purchases(1)	35,885	—	35,885
Proceeds from sales(1)	(1,401,697)	(1,602,788)	(3,004,485)
Accrued discount (premium)	9,356	—	9,356
Transfers to Level 3**	82,794	—	82,794
Transfers from Level 3**	(194,376)	(1,191,983)	(1,386,359)

Balance as of December 31, 2011	$321,989	$1,622,225	$1,944,214

Change in net unrealized appreciation (depreciation) on investments still held as of December 31, 2011*	$(59,589)	$88,813	$29,224

*	Amount is included in the related amount of investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments.

(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2011, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
VT Floating-Rate Income Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1939-2/12	VTFRHSRC

Eaton Vance VT Large-Cap Value Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective(s), risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
VT Large-Cap Value Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Fund Expenses	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	18
Federal Tax Information	19
Management and Organization	20
Important Notices	22

Eaton Vance
VT Large-Cap Value Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance VT Large-Cap Value Fund’s shares at net asset value (NAV) had a total return of -5.97%. By comparison, the Fund’s benchmark, the Russell 1000 Value Index (the Index), returned 0.39% during the period.
The bulk of the Fund’s underperformance was attributed to stock selection in two disparate industries: the oil, gas & consumable fuels segment of the energy sector and the insurance segment of the financials sector. An underweight position in the utilities sector, which had the highest returns within the Index, also detracted from the Fund’s performance.
Five out of 10 sectors had positive contributions to performance relative to the Index; the largest being the telecommunication services, industrials and consumer discretionary sectors. Stock selection in the wireless telecommunications industry was particularly beneficial to performance relative to the Index.
Holdings in the consumer discretionary and information technology sectors also contributed to performance. Stock selection in hotels, restaurants & leisure and in specialty retail benefited returns in the consumer discretionary sector. Stock selection in two information technology industries, communications equipment and computers & peripherals, also proved beneficial to the Fund’s performance.
Although the insurance segment of the financials sector held back overall returns in the sector, an underweight position in the capital markets segment of the sector contributed to returns relative to the Index, while stock selection in commercial banks and real estate investment trusts also contributed positively to Fund performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
VT Large-Cap Value Fund
December 31, 2011
Portfolio Managers Michael R. Mach, CFA; Stephen J. Kaszynski, CFA; John D. Crowley; Matthew F. Beaudry, CMFC, CIMA
Performance2,3

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

VT Large-Cap Value Fund at NAV	3/30/07	-5.97%	-2.48%

Russell 1000 Value Index	3/30/07	0.39%	-3.02%

% Total Annual Operating Expense Ratios[4]

Gross	1.40%
Net	1.30
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in VT Large-Cap Value Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)[5]

Pfizer, Inc.	3.0%
Johnson & Johnson	2.9
UnitedHealth Group, Inc.	2.6
Chevron Corp.	2.6
Apple, Inc.	2.5
Wells Fargo & Co.	2.5
JPMorgan Chase & Co.	2.5
General Electric Co.	2.4
Occidental Petroleum Corp.	2.3
Exxon Mobil Corp.	2.2

Total	25.5%

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
VT Large-Cap Value Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. A large redemption from the Fund on 9/30/10 positively impacted performance for the since inception period.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without this expense reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents. Fund profile subject to change due to active management.

4

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Beginning	Ending	Expenses Paid	Annualized
Account Value	Account Value	During Period	Expense
(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)*	Ratio

Actual
$1,000.00	$929.50	$6.32	1.30%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,018.70	$6.61	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. Expenses shown do not include insurance-related charges.

5

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 97.3%

Security	Shares	Value

Aerospace & Defense — 3.8%

Boeing Co. (The)	8,792	$644,893
General Dynamics Corp.	4,722	313,588
Lockheed Martin Corp.	3,820	309,038
United Technologies Corp.	13,739	1,004,184

		$2,271,703

Auto Components — 0.5%

Johnson Controls, Inc.	9,106	$284,653

		$284,653

Beverages — 1.0%

PepsiCo, Inc.	9,127	$605,576

		$605,576

Biotechnology — 1.7%

Amgen, Inc.	15,516	$996,282

		$996,282

Capital Markets — 1.7%

Ameriprise Financial, Inc.	6,205	$308,016
Goldman Sachs Group, Inc. (The)	4,773	431,622
State Street Corp.	7,373	297,206

		$1,036,844

Chemicals — 0.5%

Air Products and Chemicals, Inc.	3,651	$311,029

		$311,029

Commercial Banks — 6.5%

Fifth Third Bancorp	35,582	$452,603
KeyCorp	57,721	443,874
PNC Financial Services Group, Inc.	16,947	977,334
U.S. Bancorp	19,554	528,936
Wells Fargo & Co.	54,606	1,504,941

		$3,907,688

Computers & Peripherals — 3.0%

Apple, Inc.(1)	3,734	$1,512,270
Hewlett-Packard Co.	12,182	313,808

		$1,826,078

Consumer Finance — 1.8%

American Express Co.	22,777	$1,074,391

		$1,074,391

Diversified Financial Services — 3.4%

Citigroup, Inc.	22,208	$584,293
JPMorgan Chase & Co.	44,337	1,474,205

		$2,058,498

Diversified Telecommunication Services — 3.7%

AT&T, Inc.	42,509	$1,285,472
Verizon Communications, Inc.	22,817	915,418

		$2,200,890

Electric Utilities — 3.0%

American Electric Power Co., Inc.	23,487	$970,248
PPL Corp.	28,158	828,408

		$1,798,656

Energy Equipment & Services — 0.7%

Baker Hughes, Inc.	8,062	$392,136

		$392,136

Food & Staples Retailing — 2.4%

CVS Caremark Corp.	27,342	$1,115,007
Wal-Mart Stores, Inc.	5,378	321,389

		$1,436,396

Food Products — 3.0%

Kraft Foods, Inc., Class A	17,798	$664,933
Nestle SA	8,323	477,936
Unilever NV – NY Shares	18,254	627,390

		$1,770,259

Health Care Equipment & Supplies — 1.0%

Covidien PLC	13,690	$616,187

		$616,187

Health Care Providers & Services — 3.2%

Humana, Inc.	3,879	$339,839
UnitedHealth Group, Inc.	30,804	1,561,147

		$1,900,986

See Notes to Financial Statements.
6

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.9%

Carnival Corp.	15,972	$521,326

		$521,326

Industrial Conglomerates — 2.4%

General Electric Co.	79,747	$1,428,269

		$1,428,269

Insurance — 5.4%

ACE, Ltd.	10,040	$704,005
Aon Corp.	6,783	317,444
MetLife, Inc.	19,200	598,656
Prudential Financial, Inc.	12,000	601,440
Travelers Companies, Inc. (The)	6,885	407,386
XL Group PLC	31,032	613,503

		$3,242,434

IT Services — 1.9%

Accenture PLC, Class A	1,949	$103,745
International Business Machines Corp.	5,704	1,048,852

		$1,152,597

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	8,214	$369,384

		$369,384

Machinery — 0.6%

Deere & Co.	4,899	$378,938

		$378,938

Media — 3.4%

Comcast Corp., Class A	21,448	$508,532
Time Warner, Inc.	15,187	548,858
Walt Disney Co. (The)	26,947	1,010,513

		$2,067,903

Metals & Mining — 2.4%

BHP Billiton, Ltd. ADR	10,268	$725,229
Freeport-McMoRan Copper & Gold, Inc.	19,763	727,081

		$1,452,310

Multi-Utilities — 3.9%

PG&E Corp.	17,113	$705,398
Public Service Enterprise Group, Inc.	24,072	794,617
Sempra Energy	14,831	815,705

		$2,315,720

Multiline Retail — 1.7%

Kohl’s Corp.	8,671	$427,914
Macy’s, Inc.	9,613	309,346
Target Corp.	6,073	311,059

		$1,048,319

Oil, Gas & Consumable Fuels — 12.1%

Anadarko Petroleum Corp.	8,408	$641,783
Apache Corp.	3,638	329,530
Chevron Corp.	14,546	1,547,694
ConocoPhillips	15,012	1,093,924
Exxon Mobil Corp.	15,702	1,330,902
Hess Corp.	8,549	485,583
Occidental Petroleum Corp.	14,551	1,363,429
Peabody Energy Corp.	13,379	442,979

		$7,235,824

Pharmaceuticals — 7.6%

Johnson & Johnson	26,895	$1,763,774
Merck & Co., Inc.	27,381	1,032,264
Pfizer, Inc.	82,607	1,787,615

		$4,583,653

Real Estate Investment Trusts (REITs) — 3.8%

AvalonBay Communities, Inc.	5,704	$744,942
Boston Properties, Inc.	7,188	715,925
Simon Property Group, Inc.	6,389	823,798

		$2,284,665

Road & Rail — 1.9%

Union Pacific Corp.	10,724	$1,136,100

		$1,136,100

Software — 3.3%

Microsoft Corp.	39,007	$1,012,622
Oracle Corp.	38,333	983,241

		$1,995,863

See Notes to Financial Statements.
7

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 2.0%

TJX Companies, Inc. (The)	18,884	$1,218,962

		$1,218,962

Tobacco — 1.3%

Philip Morris International, Inc.	9,800	$769,104

		$769,104

Wireless Telecommunication Services — 1.2%

Vodafone Group PLC ADR	25,099	$703,525

		$703,525

Total Common Stocks
(identified cost $57,888,571)		$58,393,148

Total Investments — 97.3%
(identified cost $57,888,571)		$58,393,148

Other Assets, Less Liabilities — 2.7%		$1,609,649

Net Assets — 100.0%		$60,002,797

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

See Notes to Financial Statements.
8

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $57,888,571)	$58,393,148
Cash	1,705,256
Dividends receivable	148,796
Receivable for investments sold	80,136
Tax reclaims receivable	20,274

Total assets	$60,347,610

Liabilities

Payable for investments purchased	$121,030
Payable for Fund shares redeemed	102,187
Payable to affiliates:
Investment adviser fee	31,629
Distribution fees	12,652
Trustees’ fees	724
Payable for shareholder servicing fees	19,530
Accrued expenses	57,061

Total liabilities	$344,813

Net Assets	$60,002,797

Sources of Net Assets

Paid-in capital	$67,944,635
Accumulated net realized loss	(8,454,573)
Accumulated undistributed net investment income	7,265
Net unrealized appreciation	505,470

Net Assets	$60,002,797

Net Asset Value, Offering Price and Redemption Price Per Share

($60,002,797 ÷ 7,366,950 shares of beneficial interest outstanding)	$8.14

See Notes to Financial Statements.
9

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $12,587)	$1,633,536

Total investment income	$1,633,536

Expenses

Investment adviser fee	$415,322
Distribution fees	166,129
Shareholder servicing fees	132,405
Trustees’ fees and expenses	1,998
Custodian fee	61,416
Transfer and dividend disbursing agent fees	12,995
Legal and accounting services	43,766
Printing and postage	13,154
Miscellaneous	8,602

Total expenses	$855,787

Deduct —
Reduction of custodian fee	$1,137

Total expense reductions	$1,137

Net expenses	$854,650

Net investment income	$778,886

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,907,353)
Foreign currency transactions	(651)

Net realized loss	$(3,908,004)

Change in unrealized appreciation (depreciation) —
Investments	$(467,581)
Foreign currency	(583)

Net change in unrealized appreciation (depreciation)	$(468,164)

Net realized and unrealized loss	$(4,376,168)

Net decrease in net assets from operations	$(3,597,282)

See Notes to Financial Statements.
10

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$778,886	$242,429
Net realized gain (loss) from investment and foreign currency transactions	(3,908,004)	4,428,715
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(468,164)	(4,441,780)

Net increase (decrease) in net assets from operations	$(3,597,282)	$229,364

Distributions to shareholders —
From net investment income	$(773,629)	$(229,107)

Total distributions to shareholders	$(773,629)	$(229,107)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$6,452,252	$76,972,560
Reinvestment of distributions	768,339	205,837
Cost of shares redeemed	(17,256,008)	(47,530,674)

Net increase (decrease) in net assets from Fund share transactions	$(10,035,417)	$29,647,723

Net increase (decrease) in net assets	$(14,406,328)	$29,647,980

Net Assets

At beginning of year	$74,409,125	$44,761,145

At end of year	$60,002,797	$74,409,125

Accumulated undistributed net investment income included in net assets

At end of year	$7,265	$11,877

See Notes to Financial Statements.
11

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Financial Highlights

	Year Ended December 31,
								Period Ended
	2011	2010		2009		2008		December 31, 2007(1)

Net asset value — Beginning of period	$8.770	$8.000		$6.820		$10.630		$10.000

Income (Loss) From Operations

Net investment income	$0.107	$0.467		$0.074	(2)	$0.105	(2)	$0.072	(2)
Net realized and unrealized gain (loss)	(0.631)	0.768	(3)	1.158		(3.812)		0.558

Total income (loss) from operations	$(0.524)	$1.235		$1.232		$(3.707)		$0.630

Less Distributions

From net investment income	$(0.106)	$(0.465)		$(0.052)		$(0.103)		$—

Total distributions	$(0.106)	$(0.465)		$(0.052)		$(0.103)		$—

Net asset value — End of period	$8.140	$8.770		$8.000		$6.820		$10.630

Total Return(4)	(5.97)%	15.44%		18.25%		(34.96)%		6.30	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60,003	$74,409		$44,761		$14,585		$22,695
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.28%	1.34	%(6)(7)	1.30	%(6)	1.30	%(6)	1.30	%(6)(8)
Expenses after custodian fee reduction	1.28%	1.34	%(6)(7)	1.30	%(6)	1.30	%(6)	1.29	%(6)(8)
Net investment income	1.17%	0.70%		1.04%		1.16%		0.90	%(8)
Portfolio Turnover	70%	55%		71%		86%		42	%(5)

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	The investment adviser subsidized certain operating expenses (equal to 0.10%, 0.31%, 0.32% and 12.96% of average daily net assets for the years ended December 31, 2010, 2009 and 2008 and the period ended December 31, 2007, respectively). Absent this subsidy, total return would be lower.
(7)	Includes interest expense of 0.04%.
(8)	Annualized.

See Notes to Financial Statements.
12

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,450,627 and realized capital losses of $3,807,106 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($52,670) and December 31, 2017 ($4,397,957). For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year. Such capital losses are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

13

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$773,629	$229,107

During the year ended December 31, 2011, accumulated net realized loss was decreased by $9,869 and accumulated undistributed net investment income was decreased by $9,869 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,030
Capital loss carryforward and deferred capital losses	$(8,257,733)
Net unrealized appreciation	$308,865

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

14

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2011, the investment adviser fee amounted to $415,322. EVM has agreed to reimburse the Fund’s operating expenses (relating to ordinary operating expenses only) to the extent that they exceed 1.30% annually of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2012. Pursuant to this agreement, EVM was allocated none of the Fund’s operating expenses for the year ended December 31, 2011. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

During the year ended December 31, 2011, EVM reimbursed the Fund $72,367 for a trading error. The reimbursement by EVM of such amount was less than $0.01 per share and had no impact on total return.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2011 amounted to $166,129. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5 Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2011, shareholder servicing fees were equivalent to 0.20% per annum of the Fund’s average daily net assets and amounted to $132,405.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $101,658,600 and $43,111,040, respectively, for the year ended December 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,

	2011	2010

Sales	774,280	8,850,637
Issued to shareholders electing to receive payments of distributions in Fund shares	94,759	23,519
Redemptions	(1,986,625)	(5,986,824)

Net increase (decrease)	(1,117,586)	2,887,332

At December 31, 2011, a separate account of an insurance company owned 99% of the outstanding shares of the Fund.

15

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$58,085,176

Gross unrealized appreciation	$3,771,707
Gross unrealized depreciation	(3,463,735)

Net unrealized appreciation	$307,972

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$5,141,163	$—		$—	$5,141,163
Consumer Staples	4,103,399	477,936		—	4,581,335
Energy	7,627,960	—		—	7,627,960
Financials	13,604,520	—		—	13,604,520
Health Care	8,466,492	—		—	8,466,492
Industrials	5,215,010	—		—	5,215,010
Information Technology	4,974,538	—		—	4,974,538
Materials	1,763,339	—		—	1,763,339
Telecommunication Services	2,904,415	—		—	2,904,415
Utilities	4,114,376	—		—	4,114,376

Total Common Stocks	$57,915,212	$477,936	*	$—	$58,393,148

Total Investments	$57,915,212	$477,936		$—	$58,393,148

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

17

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 30, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 30, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

18

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $1,571,823, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

19

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

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Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance
VT Large-Cap Value Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2990-2/12	VTLCVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
VT Floating-Rate Income Fund and VT Large-Cap Value Fund (the “Fund(s)”) are series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following table presents the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2010 and December 31, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/10	12/31/11

Audit Fees	$34,290	$34,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,130	$7,200
All Other Fees(3)	$1,900	$300

Total	$43,320	$42,120

VT Large-Cap Value Fund

Fiscal Years Ended	12/31/10	12/31/11

Audit Fees	$32,090	$32,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,160
All Other Fees(3)	$1,900	$1,200

Total	$42,070	$41,760

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/10	12/31/11

Audit Fees	$66,380	$67,020
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,210	$15,360
All Other Fees(3)	$3,800	$1,500

Total	$85,390	$83,880

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/10	12/31/11

Registrant(1)	$19,010	$16,860
Eaton Vance(2)	$250,973	$334,561

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Variable Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 16, 2012

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2012